UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2022

TRIPLE-S MANAGEMENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Puerto Rico	001-33865	66-0555678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Registrant’s telephone number, including area code: 787-749-4949

1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico 00920

(Address of Principal Executive Offices and Zip Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	GTS	New York Stock Exchange (NYSE)

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously announced, Triple-S Management Corporation, a Puerto Rico corporation (“Triple-S”), GuideWell Mutual Holding Corporation, a Florida not-for-profit mutual insurance holding company (“GuideWell”), and GuideWell Merger, Inc., a Delaware corporation and a wholly owned subsidiary of GuideWell (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) on August 23, 2021. Pursuant to the terms of the Merger Agreement, on February 1, 2022, following the filing of a Certificate of Merger with the Secretary of State of the Commonwealth of Puerto Rico and a Certificate of Merger with the Secretary of the State of Delaware on January 31, 2022, Merger Sub was merged with and into Triple-S, the separate corporate existence of Merger Sub thereupon ceased and Triple-S continued as the surviving corporation (the “Merger”). As a result of the Merger, Triple-S is now a wholly owned subsidiary of GuideWell.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Triple-S common stock, par value $1.00 per share (the “Triple-S Common Stock”) (other than (i) treasury shares of Triple-S Common Stock held by Triple-S and any shares of Triple-S Common Stock beneficially owned by GuideWell or Merger Sub, which shares were automatically canceled and retired in the Merger for no consideration, (ii) Triple-S RSAs (as defined below), which were treated in the Merger as described below and (iii) any shares of Triple-S Common Stock with respect to which dissenters’ rights have been exercised, which were treated in the Merger as set forth in the Merger Agreement), was automatically canceled and retired and converted into the right to receive $36.00 in cash, without interest and less any applicable withholding taxes (the “Merger Consideration”).

In addition, pursuant to the Merger Agreement and at the Effective Time, (i) each share of Triple-S Common Stock subject to vesting or forfeiture, whether granted pursuant to Triple-S stock plans or otherwise (each, a “Triple-S RSA”) that was outstanding as of the date of the Merger Agreement and immediately prior to the Effective Time, whether or not vested, was converted into the right to receive the Merger Consideration, without interest and less any applicable withholding taxes, (ii) each restricted stock unit subject to performance-based vesting criteria payable in, or whose value is determined with reference to the value of, shares of Triple-S Common Stock, whether granted pursuant to the Triple-S stock plans or otherwise (each, a “Triple-S PSU”) that was outstanding as of the date of the Merger Agreement and immediately prior to the Effective Time, whether or not vested, was canceled and converted into the right to receive an amount in cash equal to the product of (a) the Merger Consideration and (b) the number of shares of Triple-S Common Stock covered by each such award immediately prior to the Effective Time, determined based on target performance, without interest and less any applicable withholding taxes, (iii) each restricted stock unit payable in, or whose value is determined with reference to the value of, shares of Triple-S Common Stock, whether granted pursuant to the Triple-S stock plans or otherwise (each, a “Triple-S RSU”) that was outstanding as of the date of the Merger Agreement and immediately prior to the Effective Time, whether or not vested, was canceled and converted into the right to receive an amount in cash equal to the product of (a) the Merger Consideration and (b) the number of shares of Triple-S Common Stock covered by such award as of immediately prior to the Effective Time, without interest and less any applicable withholding taxes, and (iv) each award of Triple-S RSUs or Triple-S PSUs granted following the date of the Merger Agreement and outstanding immediately prior to the Effective Time, whether or not vested, was canceled and converted into the right to receive an amount in cash equal to the product of (a) the Merger Consideration and (b) the number of shares of Company Common Stock covered by such award as of immediately prior to the Effective Time (determined, in the case of Triple-S PSUs, based on target performance), payable on the date the award of Triple-S RSUs or Triple-S PSUs, respectively, would have otherwise vested pursuant to its vesting schedule, subject to the holder’s continuing employment as of each such vesting date or as otherwise provided in and pursuant to the terms and conditions of the award agreements for such Triple-S RSUs and Triple-S PSUs, which terms and conditions were no more favorable than those with respect to awards granted prior to the date of the Merger Agreement.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is incorporated by reference hereto as Exhibit 2.1 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the closing of the Merger on January 31, 2022, Triple-S notified the New York Stock Exchange (the “NYSE”) that the Merger had been completed, and requested that trading of Triple-S common stock on the NYSE be suspended. In addition, an application on Form 25 will be filed with the Securities and Exchange Commission to remove Triple-S’s common stock from listing on the NYSE and from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Triple-S intends to file a certificate on Form 15 requesting that its reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03. Material Modification to Rights of Security Holders

The information set forth in Items 2.01 and 3.01 are incorporated herein by reference.

Item 5.01 Changes in Control of Registrant

The information set forth in Item 2.01 is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the closing of the Merger and pursuant to the terms of the Merger Agreement, all of the members of Triple-S’s Board of Directors were removed as of the Effective Time and replaced by the directors of Merger Sub immediately prior to the Effective Time.

Item 8.01 Other Events.

On February 1, 2022, GuideWell issued a press release announcing the completion of the Merger. A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of August 23, 2021, by and among Triple-S Management Corporation, GuideWell Mutual Holding Corporation and GuideWell Merger, Inc.
99.1	Press Release dated February 1, 2022.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Triple-S, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2022

TRIPLE-S MANAGEMENT CORPORATION

By:	/s/ Roberto García Rodríguez
	Name:	Roberto García Rodríguez
	Title:	President and CEO

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of August 23, 2021, by and among Triple-S Management Corporation, GuideWell Mutual Holding Corporation and GuideWell Merger, Inc.*
99.1	Press Release dated February 1, 2022.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

* The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Triple-S agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.